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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                        AMENDMENT No. 1 dated as of May 6, 2004 (this
                  "Amendment"), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement") dated as of January 9, 2004, among TRW AUTOMOTIVE HOLDINGS CORP. ("Holdings"), TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP. ("Intermediate Holdings"), TRW AUTOMOTIVE INC. (f/k/a TRW AUTOMOTIVE ACQUISITION CORP.) (the "U.S. Borrower"), the FOREIGN SUBSIDIARY BORROWERS party thereto (collectively, the "Foreign Subsidiary Borrowers" and, together with the U.S. Borrower, the "Borrowers"), the LENDERS party thereto, JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, LEHMAN COMMERCIAL PAPER INC. and DEUTSCHE BANK SECURITIES INC., as Co-Syndication Agents, and BANK OF AMERICA N.A., as Documentation Agent.

            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

            C. The undersigned Lenders are willing so to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            SECTION 1. Amendments to Section 5.04. (a) Clauses (a) and (b) of
Section 5.04 of the Credit Agreement are hereby amended by replacing the semi-colon at the end of each such clause with the character ")" and by inserting the following text immediately thereafter:

            ; provided that, in the event that (i) either Holdings or Intermediate Holdings becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) Holdings or Intermediate Holdings, as applicable, is not engaged in any business or business activity other than that which is expressly permitted under Section 6.08, this clause may be satisfied by the provision of consolidated financial statements of Holdings or Intermediate Holdings, as applicable, in a manner consistent with the other requirements of

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            this clause, and all references to the U.S. Borrower in this clause shall instead be deemed to be references to Holdings or Intermediate Holdings, as applicable;

            (b) Clause (e) of Section 5.04 of the Credit Agreement is hereby amended by (i) deleting the text "of the U.S. Borrower and the Subsidiaries" therein and (ii) replacing the text "Holdings and the U.S. Borrower" therein with the text "Holdings, Intermediate Holdings or the U.S. Borrower, as applicable,".

            SECTION 2. Representations and Warranties. Each of Holdings, Intermediate Holdings and the Borrowers represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) this Amendment has been duly authorized, executed and delivered by each of Holdings, Intermediate Holdings and the Borrowers and constitutes a legal, valid and binding obligation of each of Holdings, Intermediate Holdings and the Borrowers, enforceable against each of Holdings, Intermediate Holdings and the Borrowers in accordance with its terms;

            (b) after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

            (c) after giving effect to this Amendment, no Default has occurred and is continuing.

            SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, Intermediate Holdings, the Borrowers and the Required Lenders, (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all invoiced fees and expenses required to be paid or reimbursed by Holdings, Intermediate Holdings and the Borrowers pursuant hereto or the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

            SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

            SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 7. Expenses. Each of the Holdings, Intermediate Holdings and the Borrowers agrees to reimburse the Administrative Agent for out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

            SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                           TRW AUTOMOTIVE HOLDINGS CORP.,

                                             by /s/ Peter R. Rapin
                                                --------------------------------
                                                Name:  Peter R. Rapin
                                                Title: Treasurer

                                           TRW AUTOMOTIVE INTERMEDIATE
                                           HOLDINGS CORP.,

                                             by /s/ Joseph S. Cantie
                                                --------------------------------
                                                Name:  Joseph S. Cantie
                                                Title: Chief Financial Officer

                                           TRW AUTOMOTIVE INC.,

                                             by /s/ Peter R. Rapin
                                                --------------------------------
                                                Name:  Peter R. Rapin
                                                Title: Treasurer

                                           LUCAS INDUSTRIES LIMITED,

                                             by /s/ Graham T. Plumley
                                                --------------------------------
                                                Name:  Graham T. Plumley
                                                Title: Director

                                           TRW SYSTEMS LIMITED,

                                             by /s/ Graham T. Plumley
                                                --------------------------------
                                                Name:  Graham T. Plumley
                                                Title: Director

                                           TRW BRAKING SYSTEMS POLAND
                                           SP.Z.O.O.,

                                             by /s/ Mike Charlton
                                                -------------------------------
                                                Name:  Mike Charlton
                                                Title: Director

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                                           TRW POLSKA SP.Z.O.O.,

                                             by /s/ Guenter Brenner
                                                --------------------------------
                                                Name:  Guenter Brenner
                                                Title: VP Operations, OSS Europe

                                           TRW SAFETY SYSTEMS POLAND SP.Z.O.O.,

                                             by /s/ Guenter Brenner
                                                --------------------------------
                                                Name:  Guenter Brenner
                                                Title: VP Operations, OSS Europe

                                           TRW STEERING SYSTEMS POLAND
                                           SP.Z.O.O.,

                                             by /s/ Graham T. Plumley
                                                --------------------------------
                                                Name:  Graham T. Plumley
                                                Title: Director

                                           TRW AUTOMOTIVE GMBH,

                                             by /s/ Reinhard Lechner
                                                --------------------------------
                                                Name:  Reinhard Lechner
                                                Title: Director

                                           TRW DEUTSCHLAND HOLDINGS
                                           GMBH,

                                             by /s/ Reinhard Lechner
                                                --------------------------------
                                                Name:  Reinhard Lechner
                                                Title: Director

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                                                               SIGNATURE PAGE TO
                                                     AMENDMENT NO. 1 DATED AS OF
                                                                     May 6, 2004





To Approve the Amendment:




By: *
    -------------------------------------------

* EXECUTED BY THE REQUISITE NUMBER OF LENDERS